                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) MAY 28, 1998



                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)



        0-20609                                      95-4033076
(Commission File Number)               (I.R.S. Employer Identification No.)



                1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                   (Address of Principal Executive Offices)



                                (805) 526-5700
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

     On May 28, 1998, the Registrant entered into a Credit Agreement among the Registrant, Canadian Imperial Bank of Commerce, as Administrative Agent, The First National Bank of Chicago, as Documentation Agent, and certain commercial lending institutions as the Lenders (the "Credit Agreement").

     A copy of the Registrant's press release dated May 29, 1998 which describes the terms of the Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     Exhibit No.  Description
     -----------  -----------

      4.1         Term Note dated May 28, 1998 by the Registrant in favor of
                  CIBC Inc.

      4.2 Term Note dated May 28, 1998 by the Registrant in favor of The First National Bank of Chicago.

      4.3 Term Note dated May 28, 1998 by the Registrant in favor of Van Kampen American Capital Prime Rate Income Trust.

      4.4 Term Note dated May 28, 1998 by the Registrant in favor of Banque Paribas.

      4.5 Revolving Note dated May 28, 1998 by the Registrant in favor of CIBC Inc.

      4.6 Revolving Note dated May 28, 1998 by the Registrant in favor of The First National Bank of Chicago.

      4.7 Revolving Note dated May 28, 1998 by the Registrant in favor of Van Kampen American Capital Prime Rate Income Trust.

      4.8 Revolving Note dated May 28, 1998 by the Registrant in favor of Banque Paribas.

      4.9 Swingline Note dated May 28, 1998 by the Registrant in favor of CIBC Inc.

     Exhibit No.  Description
     -----------  -----------

     10.1 Credit Agreement dated as of May 28, 1998 among Registrant, Canadian Imperial Bank of Commerce, as Administrative Agent, The First National Bank of Chicago, as Documentation Agent, and certain commercial lending institutions, as the Lenders.

     99.1         Press Release, dated May 29, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                          By: /s/ Lynne M. O. Brickner
                              ---------------------------------------
                              Lynne M. O. Brickner
                                Vice President, Secretary and General Counsel




Dated:  June 1, 1998

                                 EXHIBIT INDEX
                                 -------------


                                                                                    Sequential
Exhibit No.  Description                                                             Page No.
-----------  -----------                                                             --------

     4.1     Term Note dated May 28, 1998 by the Registrant in favor of CIBC
             Inc.

     4.2     Term Note dated May 28, 1998 by the Registrant in favor of The
             First National Bank of Chicago.

     4.3     Term Note dated May 28, 1998 by the Registrant in favor of Van
             Kampen American Capital Prime Rate Income Trust.

     4.4     Term Note dated May 28, 1998 by the Registrant in favor of Banque
             Paribas.

     4.5     Revolving Note dated May 28, 1998 by the Registrant in favor of
             CIBC Inc.

     4.6     Revolving Note dated May 28, 1998 by the Registrant in favor of The
             First National Bank of Chicago.

     4.7     Revolving Note dated May 28, 1998 by the Registrant in favor of Van
             Kampen American Capital Prime Rate Income Trust.

     4.8     Revolving Note dated May 28, 1998 by the Registrant in favor of
             Banque Paribas.

     4.9     Swingline Note dated May 28, 1998 by the Registrant in favor of
             CIBC Inc.

     10.1    Credit Agreement dated as of May 28, 1998 among Registrant,
             Canadian Imperial Bank of Commerce, as Administrative Agent, The
             First National Bank of Chicago, as Documentation Agent, and certain commercial lending institutions, as the Lenders.

     99.1    Press Release, dated May 29, 1998.

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